Exhibit 10.3

***** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT (hereinafter “Lease”) is made and entered into as of this      day of March 2014 (the “Commencement Date”), by and between Sears, Roebuck and Co., a New York corporation, as landlord (“Landlord”), and Lands’ End, Inc., a Delaware corporation as the tenant (“Tenant”).

RECITALS:

Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, that certain premises within a building, which building location is set forth on Annex A under the column heading “Store Name” (each, a “Building”), consisting of approximately the rentable square feet set opposite each Building location on Annex A under the column heading “FY-2014 Begin. Sq. Ft.” as may be modified from time to time as set forth on Annex A, initially in the same location and configuration as existing for Tenant’s store operations within a Building on the date of this Lease (each, a “Leased Premises”), upon the terms and conditions provided hereinafter.

NOW, THEREFORE, for and in consideration of and subject to the covenants and agreements hereinafter mentioned, the parties do hereby agree as follows:

1.	Leased Premises.

Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Premises.

Subject to any Third Party Agreements (as defined in Section 22(a) below) and temporary closures or restrictions due to casualty, condemnation, or Landlord’s maintenance and repair activities in the Building, Landlord further grants to Tenant, in common with other occupants of the applicable Building: the right of ingress and egress to public roadways and a non-exclusive easement for parking the vehicles of Tenant, its customers, employees and business invitees, and for access, use of, ingress and egress for vehicles and pedestrians in common with the other occupants of such Building, over all parking areas, alleys, roadways, sidewalks, walkways, landscaped areas and surface water drainage systems and for use of parking lot lighting; and a non-exclusive use of the hallways, entryways, elevators, restrooms, adequate storage space (and where provided prior to the Commencement Date, of similar type and size to such space), trash facilities and all other areas and facilities in the applicable Building that are provided and designated from time to time by Landlord for the non-exclusive use of occupants of such Building and their respective customers, employees and business invitees. The facilities and areas set forth above shall be deemed “Common Areas”.

2.	Term.

(a)

Unless earlier terminated as to all or any of the Leased Premises pursuant to the express terms and conditions of this Lease, the term (“Term”) of this Lease with respect to each Leased Premises shall commence on the date hereof (the “Commencement Date”) and shall expire on the date set forth set forth on Annex A under the column heading “Expiration Date” (each, an “Expiration Date”); provided, however, that with respect to any Leased Premises that has an Expiration Date prior to January 31, 2018, if Landlord leasing the applicable Building extends its lease to a date past January 31, 2018, then the Expiration Date for that Leased Premises shall be amended to read January 31, 2018.

(b)	Tenant shall have no right to extend the Term of the this Lease with respect to any of the Leased Premises, except that by the date which is referenced on Annex A under the column heading “Expiration Date” for each Leased Premises, Tenant may send written notice to Landlord of its desire to negotiate extending the Term with respect to such Leased Premises, and Landlord may (but shall not be obligated to), in its sole discretion, agree to negotiate such an extension on terms and conditions mutually agreeable to Landlord and Tenant.

3.	Rent.

(a)	Rent shall begin to accrue and shall be due to Landlord on the Commencement Date. Tenant agrees to pay rent for the Leased Premises in the annual amount set forth on Annex A under the column heading “Rent PSF” for the applicable fiscal year (the “Rent”); provided, however, that the terms and provisions of Annex B (Percentage Rent) shall apply with respect to the locations listed thereon. Tenant shall pay one-twelfth (1/12) of the annual Rent (or a prorated amount during partial months), in advance, on the first day of each month, without notice, offset or deductions except as otherwise set forth herein. Rent is inclusive of third-party common area maintenance costs, real estate taxes and utilities but does not cover any other costs or services.

(b)	All Rent (as defined below) shall be made payable to Landlord and mailed to Landlord’s address as outlined in the “Notice” Section of this Lease until the payee or address is changed by written notice from Landlord.

4.	Hold Over.

If Tenant does not vacate a Leased Premises upon the expiration of this Lease with respect to such Leased Premises, such holdover shall result in a tenancy at sufferance, and in addition to Tenant paying all damages incurred by Landlord as a result of Tenant holding over, Tenant shall also pay to Landlord, as Rent for the period of such holdover (calculated based on the number of days of the holdover), 150% of the Rent PSF in effect immediately prior to such holdover.

5.	Tenant’s Taxes.

Tenant shall pay to Landlord, promptly upon demand, a sum equal to the aggregate of any municipal, county, state, or federal excise, sales, use, margin or transaction privilege taxes (but not including any taxes paid by Landlord based on its net income) now or hereafter legally levied or imposed against, or on account of, any amounts payable under this Lease by Tenant or the receipt thereof by Landlord. Tenant shall pay all taxes and assessments of every nature, kind and description, levied and assessed against Tenant’s fixtures, equipment, merchandise and goods stored in or about the Leased Premises.

6.	Late Charges/Interest.

In the event any installment of Rent is more than three (3) days past due or any other amount payable by Tenant to Landlord is more than ten (10) days past due, Tenant shall pay to Landlord, as additional rent (i) a late fee equal to five percent (5%) of the amount unpaid to cover

Landlord’s administrative costs for collection and loss of income plus (ii) interest at the Default Rate, calculated from the date such unpaid amounts were due. For the purposes of this Lease the Default Rate shall be the rate of eight percent (8%) per annum, compounded monthly.

7.	Use; Operations; and Radius Restriction.

(a)	Tenant shall use the Leased Premises only as a Lands’ End retail shop consistent with the current format Tenant is currently operating in each Leased Premises and for no other purpose (“Permitted Use”). Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from any Leased Premises, nor take any other action which would constitute a nuisance or which would disturb or endanger any other occupants (including Landlord’s retail operations) of the Building, or unreasonably interfere with such other occupants’ use of their respective space.

(b)	Tenant agrees to continuously operate its business in the entirety of each Leased Premises under the name “Lands’ End” throughout the Term of this Lease and for the same operating hours of the Landlord’s store in which the Leased Premises are located. If Tenant violates this Section, then in addition to all rights and remedies available to Landlord pursuant to Section 15, Tenant shall also pay to Landlord, upon demand, for each non-compliant Leased Premises, liquidated damages in an amount equal to Five Hundred and No/100 Dollars ($500.00) for each day such violation continues; provided, however, that this provision shall not apply if the Leased Premises should be closed and the business of Tenant temporarily discontinued therein on account of remodeling or renovation which is completed within ten (10) business days. Tenant acknowledges and agrees that if it breaches this Section, Landlord shall be deprived of an important right under this Lease, and as a result thereof, will suffer damages in an amount which is not readily ascertainable, and that the foregoing is a reasonable and equitable determination of the actual damages Landlord shall suffer as a result of Tenant’s breach of its obligations under this Section.

(c)	Tenant covenants and agrees that during the Term, Tenant (and if Tenant is a corporation, membership entity or partnership, its officers, directors, stockholders, members, managers, affiliates or partners) shall not directly or indirectly, operate or manage any other store or business similar to or in competition with the use for which the Leased Premises are let (including, without limitation, any concession or department operated within another store or business), within the same shopping center or retail center development of which the Building is a part.

8.	Hazardous Materials.

No Hazardous Material (as hereinafter defined) shall be created, handled, placed, stored, used, transported or disposed of by either party on the Leased Premises. Landlord and Tenant hereby agree to indemnify, defend and hold the other party and its directors, officers, employees and agents (including any successor to Landlord’s interest in the Leased Premises) harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees) which result from either party’s breach of this Section. As used herein, “Hazardous Material” shall mean any substance that is toxic, ignitable, reactive, corrosive and that is regulated by any local government, the respective state each Leased Premises is located in, or the United States Government. “Hazardous Material” includes any and all material or substances that are defined as “hazardous waste”, “extremely hazardous waste” or a “hazardous substance” pursuant to state, federal or local governmental law. “Hazardous Material” includes, but is not restricted to, asbestos, polychlorobiphenyls (“PCBs”) and petroleum.

9.	Repairs, Maintenance, Utilities and Other Services.

(a)	Tenant shall accept each Leased Premises in its “AS-IS”, “WHERE IS” and “WITH ALL FAULTS” condition. Landlord makes no representations or warranties as to the conditions of any Leased Premises, and Tenant acknowledges that it is fully aware of the existing conditions of each Leased Premises since it has occupied and operated in such Leased Premises prior to the date of this Lease. Landlord shall have no responsibility or obligation to make repairs or replacements to or upon a Leased Premises or to perform any maintenance which becomes necessary during Tenant’s occupancy of such Leased Premises. Tenant shall comply with all laws, statutes, governmental regulations and local ordinances (including, without limitation, the Americans with Disabilities Act) and the direction of the proper public officials concerning its use of each Leased Premises. Tenant shall return each Leased Premises to Landlord “broom clean” and in the same condition as it exists as of the beginning of the Term, excluding ordinary wear and tear.

(b)	Landlord shall not be liable to Tenant for damages or otherwise if the utilities serving the Leased Premises or Building of which the Leased Premises are a part are interrupted or terminated for any cause.; provided, however, the foregoing shall not limit Tenant’s remedies expressly set forth in Section 19.

(c)	Landlord and Tenant agree that Landlord is not providing any services to Tenant at any Leased Premises which are not expressly set forth herein; by way of example and without limitation of the foregoing disclaimer, Landlord is expressly not providing the following services to Tenant: cleaning or maintenance of the Leased Premises, loss prevention, general liability or property insurance, stock room replenishment, use of Landlord’s Point of Sale system, shipping/receiving, wi-fi or accepting returns of Tenant’s merchandise. Sears, Roebuck and Co. and Tenant have entered into that certain Retail Operations Agreement dated as of , 2014 (the “RSA”) providing for additional services and/or for rules and restrictions governing Tenant’s use of the Leased Premises and other portions of Landlord’s Buildings.

10.	Fixtures/Alterations.

Tenant shall only be permitted to make cosmetic changes to the Leased Premises. Tenant shall not have the right to install permanent fixtures, or in any way alter the structure of any Building or alter any non-structural portion of any Leased Premises, without the prior written consent of Landlord, which shall be in Landlord’s sole discretion.

11.	Access to Leased Premises.

Landlord shall have free access to any Leased Premises for the purpose of examining the same during business hours and for any other reasonable purpose, including, by way of example only and without limitation, in furtherance of the terms and provisions of the RSA; provided, however, Landlord shall not unreasonably interfere with the business of Tenant in exercising such rights.

12.	Assignment / Sublease.

Tenant shall not have the right to assign this Lease, or to license or sublet any Leased Premises, or any part thereof.

13.	Surrender.

Upon the Expiration Date, Tenant shall surrender and vacate a Leased Premises immediately and deliver possession thereof to Landlord in the condition required by Tenant under Section 9(a) hereof and shall deliver to Landlord all keys to such Leased Premises. Tenant shall remove from the Leased Premises all personal property of Tenant and Tenant’s trade fixtures, including, cabling for any of the foregoing at its sole cost and expense. Tenant immediately shall repair all damage resulting from removal of any of Tenant’s property at its sole cost and expense. In the event possession of such Leased Premises is not delivered to Landlord when required hereunder, or if Tenant shall fail to remove those items described above, Tenant shall be deemed to have abandoned such property and Landlord may (but shall not be obligated to), at Tenant’s expense, remove any of such property and undertake at Tenant’s expense such restoration work as Landlord deems necessary or advisable. Tenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Lease.

14.	Right to Relocate.

Landlord may, at any time, relocate any of Tenant’s Leased Premises to another area of the Building in which such Leased Premises are located (“New Premises”), provided the New Premises shall have, if possible, approximately the same rentable square footage of space; notwithstanding the foregoing, Landlord shall have the right to offer Tenant New Premises with lesser square footage than the original Leased Premises (but in no event lesser than 70% of the original Leased Premises) if Landlord’s store size has been or is in the process of being reduced. Provided that Tenant is open and operating at the applicable Leased Premises at the time Landlord exercises the rights granted by this Section, Landlord agrees to pay all reasonable moving expenses incurred by Tenant incident to such relocation and for improving the New Premises so that the New Premises are similar to the then existing Leased Premises. Landlord shall provide Tenant with at least sixty (60) days prior written notice before making such relocation demand. Tenant shall cooperate with Landlord in all reasonable ways to facilitate the move and shall be responsible for moving all of its inventory and other goods to the New Premises. If Tenant fails to so cooperate, Landlord shall be relieved of all responsibility for damage or injury to Tenant or its property during such move, except as may be caused by Landlord’s actual negligence. Notwithstanding the foregoing, if the New Premises identified by Landlord is not acceptable to Tenant, then Tenant may elect to terminate this Lease solely with respect to such Leased Premises by written notice to Landlord within thirty (30) calendar days after receipt of Landlord’s written notice of such relocation, with such termination to be effective sixty (60) days after Tenant’s election. Upon the completion of a relocation, the Rent shall be adjusted to reflect the actual square footage of the New Premises and the New Premises shall be deemed to have replaced the applicable Leased Premises for all purposes under this Lease.

15.	Default.

(a)

If Tenant (i) defaults in any of its monetary obligations under this Lease or (ii) materially defaults in any of its non-monetary obligations under this Lease, and Tenant fails to cure such default within ten (10) business days after receipt of written notice thereof, then, in addition to all other rights which Landlord has at law or in equity, Landlord shall have the following rights and remedies: (x) to terminate this Lease with respect to the applicable Leased Premises in which event Tenant shall immediately surrender such Leased Premises to Landlord and, if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in Rent, enter upon and take possession of the applicable Leased Premises and expel or remove Tenant and any other person who may be occupying such Leased Premises or any part thereof, by any legal means, without being liable for prosecution for any claim of damages therefore; (y) to enter upon and take possession of the applicable Leased Premises and expel or remove Tenant and any other person who may be occupying such Leased Premises or any part thereof, by any legal means, without being liable for prosecution of any claim for damages therefore with or without having terminated this Lease; (z) do whatever Tenant is obligated to do under the terms of this Lease (and enter upon the applicable Leased Premises in connection therewith if necessary) without being liable for prosecution or any claim for damages therefore, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease with respect to a Leased Premises, plus interest thereon at the Default Rate, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action.

(b)	In the event Landlord elects to terminate this Lease with respect to a Leased Premises in accordance with the foregoing, then notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord the sum of all Rent and other amounts payable to Landlord pursuant to the terms of this Lease with respect to such Leased Premises which have accrued to the date of such termination, plus, as damages, an amount equal to the net present value of the difference between (i) total Rent reserved by this Lease for the remaining portion of the Term (had such Term not been terminated by Landlord prior to the Expiration Date) less (ii) the net amount Tenant proves Landlord would have received during such remaining portion of the Term through reletting of the applicable Leased Premises. For the purposes hereof, “net present value” shall be determined using a discount rate equal to four percent (4%) per annum.

(c)	In the event Landlord elects to repossess the applicable Leased Premises without terminating this Lease with respect to such Leased Premises, then Tenant shall be liable for and shall pay to Landlord all rental and other amounts payable to Landlord (including, without limitation, the damages amount set forth in Section 7(b)) pursuant to the terms of this Lease which have accrued to the date of such repossession, plus, from time to time throughout the remaining Term, total Rent required to be paid by Tenant to Landlord during the remainder of the Leased Term diminished by any net sums thereafter received by Landlord through reletting of the applicable Leased Premises during said period. In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord as provided in this paragraph may be brought from time to time, on one or more occasions, without the necessity of Landlord’s waiting until expiration of the Term.

16.	Notices.

All notices herein provided for shall be in writing and shall be sent by (a) registered or certified mail, postage prepaid, return receipt requested, or (b) reputable overnight air courier, and shall be deemed to have been given (i) five (5) business days after deposit in the mail postage prepaid if sent via mail, and (ii) one (1) business day after being deposited with a reputable overnight air courier for guaranteed next day delivery. Notices shall be addressed to:

Landlord:

c/o Sears Holding Corporation
3333 Beverly Road
Department 824RE
Hoffman Estates, Illinois 60179
Attn: Vice President – Real Estate

With a copy to:

Sears Holding Corporation
3333 Beverly Road
Department 824RE
Hoffman Estates, Illinois 60179
Attn: Associate General Counsel – Real Estate

Tenant:	Lands’ End, Inc.
5 Lands’ End Lane
Dodgeville, WI 53595
Attn: Senior Vice President - Retail

With a copy to:	Lands’ End, Inc.
5 Lands’ End Lane
Dodgeville, WI 53595
Attn: General Counsel

or to any other address furnished in writing by either of the respective parties. However, any change of address furnished shall comply with the notice requirements of this Section and shall include a complete outline of all current notice addresses to be used for the party requesting the change.

17.	Indemnity.

Tenant shall indemnify Landlord against, and save Landlord harmless of and from, any and all loss, cost, damage, expense or liability (including, but not limited to, attorney’s fees and disbursements) incurred by Landlord by reason of, and defend Landlord against all claims, actions, proceedings and suits relating to: (i) the conduct of Tenant’s business in, or use, occupancy and management of, each Leased Premises; (ii) any injuries to persons or damages to property occurring in, on or about each Leased Premises; (iii) any work or thing whatsoever done, or any condition created, in, on or about each Leased Premises during the Term hereof; (iv) any act or omission of Tenant, its agents, contractors, servants, employees, invitees, guests or tenants; or (v) a breach of this Lease. Tenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Lease with respect to each Leased Premises.

18.	Insurance.

(a)	Tenant shall maintain, or cause to be maintained on its behalf, during the term:

(i.)	Commercial General Liability including Premises Operations, Products and Completed Operations Liability, Contractual Liability covering the Tenant and naming Sears Holdings Management Corporation as additional insured with limits of no less than Two Million Dollars ($2,000,000) combined single limit primary and non-contributory to any liability insurance maintained by Landlord.

(ii.)	Workers’ Compensation at statutory limits, as required by the state where the work is being performed, and Employer’s Liability with limits of no less than $500,000 each accident or occupational disease.

(iii.)	Comprehensive Automobile Liability Insurance, which shall include bodily injury and property damage liability, including the ownership, maintenance and operation of any automobile equipment owned, hired and non-owned including the loading and unloading thereof, with limits of at least $2,000,000 for each accident.

(iv.)	“All-risk” property damage insurance (“Tenant’s Hazard Insurance”) including Builders’ Risk protecting against all risk of physical loss or damage, including without limitation, and sprinkler leakage coverage in amounts not less than the actual replacement cost, covering all of Tenant’s inventory, trade fixtures, furnishing, wall covering, floor covering, carpeting, drapes, equipment and all items of personal property of Tenant located within the Premises and within 100 feet of the Leased Premises, against all risks of physical loss or damage.

(b)	In addition to the insurance coverage to be maintained by Tenant above, Tenant will require each contractor (if any) performing the Services under the direction of Tenant to obtain insurance coverage in the same form and amounts as detailed above (“Contractor Insurance”). The Contractor Insurance shall name Sears Holdings Corporation its subsidiaries and affiliates as additional insured, and shall stipulate that such insurance is primary to, and not contributing with, any other insurance carried by, or for the benefit of, Sears, Roebuck and Co., Kmart Corporation or the other additional insured. Tenant warrants that its Contractors will maintain Workers’ Compensation and Employer’s Liability insurance. It is the responsibility of Tenant to obtain and maintain a certificate of insurance from each Contractor and make the certificate available to Sears, Roebuck and Co. upon request.

(c)	Such insurance set forth in subsection (a) above shall be obtained from insurers of recognized financial responsibility who shall be licensed in the state in which each Leased Premises is located. Tenant shall provide Landlord with certificates evidencing the coverage required hereunder. Landlord and others designated by Landlord in being additional insureds, shall be named as additional insureds under the insurance policies described in this Section 15 18. The certificates of insurance, to the extent the same is standard in the industry, shall provide that the coverage shall not be changed or cancelled, without at least ten (10) days notice to Landlord, provided that if Contractor’s insurance company in its certificate to Landlord will state only that (i) the coverage will not be “materially” changed (as opposed to simply “changed”) without prior notice to Landlord, and/or (ii) it will “endeavor to give” at least ten (10) days prior written notice to Landlord (as opposed to simply agreeing to give such notice), and it is standard in the insurance industry that an insurance company would provide only such wording, the Contractor’s insurer may provide such wording in the certificate of insurance to Landlord.

(d)

Waiver of Subrogation Rights. Each party hereto has hereby remised, released, and discharged and does remise, release, and discharge the other party hereto and any officer, agent, employee, or representative of such party of and from any claims, rights of recovery, or liability whatsoever (and each party hereby waives all rights of subrogation) hereafter arising from loss, damage, or injury caused by fire or other casualty of the type which is required to be insured under the policies of insurance required to be maintained by the releasing party as of the date of any casualty, SUCH WAIVER TO BE EFFECTIVE REGARDLESS OF THE CAUSE OR ORIGIN OF SUCH DAMAGE OR LOSS INCLUDING, WITHOUT LIMITATION, THE NEGLIGENCE OF A PARTY HERETO OR ANY OF ITS OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES. Tenant shall procure an appropriate clause in or endorsement to any policy of insurance covering Tenant’s personal property, inventory, fixtures, furnishing and equipment located in the Leased Premises, wherein the insurer waives subrogation or consents to a waiver of its right of recovery.

19.	Casualty.

If a Building is damaged or destroyed by fire or other casualty, or if it becomes uninhabitable due to the termination of utilities or other services serving the Building, then Landlord shall have the right, in Landlord’s sole discretion, to terminate this Lease with respect to all or any portion of the applicable Leased Premises located in such affected Building upon thirty (30) days prior written notice to Tenant. If Landlord does not so elect to terminate this Lease with respect to such affected Leased Premises, then (i) Tenant’s obligations under this Lease with respect to such Leased Premises, including but not limited to the payment of Rent, shall be suspended beginning on the third day of such damage or uninhabitability and continuing until such time as the Leased Premises are returned to a habitable condition and (ii) if Landlord is unable to restore the Leased Premises to a habitable condition within six months of the date of the damage or uninhabitability first occurred, Tenant may terminate the Lease for the affected Leased Premises by written notice to Landlord. In no event shall Tenant be entitled to any portion of insurance proceeds available under any policies maintained by Landlord nor shall Landlord have any obligation to restore or repair the affected Building or the applicable Leased Premises.

20.	Condemnation.

If a Building, or any portion of a Building, is taken under the power of eminent domain, or sold under the threat of the exercise of said power (any of the foregoing, a “condemnation”) then Landlord shall have the right, to terminate this Lease with respect to all or any portion of the Leased Premises contained in such affected Building upon thirty (30) days prior written notice to Tenant. In no event shall Tenant be entitled to any portion of any proceeds awarded in connection with such condemnation nor shall Landlord have any obligation to restore or repair the affected Building or the Leased Premises contained therein.

21.	No Liens.

Landlord’s title always is and shall be paramount to the title of Tenant, and nothing in this Lease shall empower Tenant to do any act which can, shall or may encumber the title of Landlord to any portion of any Leased Premises. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed on any part of any Leased Premises or the Building of which the Leased Premises are a part. Tenant covenants and agrees not to suffer or permit any lien of mechanics, materialmen or other lien to be placed against any part of a Leased Premises or any fixture filing or other financing statement to be recorded against any portion of a Leased Premises and in case any such lien or filing attaches or claim of lien is asserted Tenant covenants and agrees to cause such lien, filing or claim to be immediately released and removed of record.

22.	Lease Subject to Possible Third Party Interests.

(a)	Notwithstanding Tenant’s rights under this Lease, Tenant hereby acknowledges that Landlord makes no representations or warranties with respect to whether or not Tenant’s use of a Leased Premises for its Permitted Use is permitted under any documents encumbering or otherwise affecting Landlord’s interest in the applicable Leased Premises (each, a “Third Party Agreement”). Tenant understands and agrees that Landlord has not requested the consent of any third party to this Lease with respect to any Leased Premises, which third party may or may not have a right to grant or withhold such consent, and that if Tenant desires to obtain any such consent, then Tenant may seek to obtain such consent at its own cost, risk and expense. Tenant’s rights with respect to this Lease, are subject and subordinate to all applicable Third Party Agreements.

(b)	Tenant acknowledges and agrees that Landlord has made available to Tenant for copying and review (including by means of any website or other electronic means which have been made available to Tenant prior to the execution of this Lease) all Third Party Agreements in Landlord’s possession or control. As such, Tenant shall be deemed to know of the existence of any fact or circumstance as disclosed by any Third Party Agreement for the purposes of this Section 22. Notwithstanding the foregoing, in making such Third Party Agreements available to the Tenant, Tenant acknowledges that Landlord makes no representation or warranty as to the completeness or accuracy of the information provided.

23.	Limitation on Landlord’s Liability.

With respect to collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease as affecting a Leased Premises, Tenant agrees that it shall look solely to the estate of Landlord in the Building (together with the land on which such Building is located) in which the applicable Leased Premises is located, subject to the prior rights of any mortgagee of such Building or any underlying lessor, and no other assets of Landlord shall be subject to levy, garnishment, attachment, execution or other procedures for the satisfaction of Tenant’s remedies.

24.	Additional Documentation.

From time to time throughout the Term, Tenant shall execute and deliver to Landlord, within ten (10) business days following request therefor, any reasonable document required by Landlord in connection with this Lease or any portion of any Leased Premises including, by way of example and without limitation, tenant estoppel certificates addressed to Landlord and/or Landlord’s prospective lender and/or purchaser and Subordination, Non-Disturbance and Attornment Agreements with Landlord’s or its purchaser’s lender or prospective lender.

25.	Rules and Regulations.

Tenant agrees to comply with reasonable rules and regulations issues by Landlord governing the conduct of businesses on or about the Leased Premises and any rules and regulations issued by Landlord for the Building.

26.	Signage.

Tenant shall not install any signage on or about any of the Leased Premises without the prior written consent of Landlord which consent may be granted or withheld in Landlord’s sole discretion.

27.	Risk of Loss.

Tenant assumes all risk of damage or loss of any fixtures, equipment, merchandise or goods located in or about the Leased Premises from any cause whatsoever and for all damage or loss that may arise from, without limitation, the following: delivery, receipt, piling, stacking, storage, or handling the goods and merchandise of Tenant, whether within the Leased Premises or otherwise. Tenant shall be liable for any new installation (subject to Landlord’s consent which shall not be unreasonably withheld), repair, maintenance, and payment of all costs associated with new or existing security systems, if any, in the Leased Premises. Landlord shall have no obligation to provide security for any Leased Premises, except as any security measure may be generally available for Landlord’s retail operations in the Building where such Leased Premises are located. In no event shall Landlord be responsible for shrinkage experienced by Tenant at any Leased Premises.

28.	Landlord’s Early Termination Option.

Notwithstanding anything in this Lease to the contrary, this Lease shall be terminated with respect to an applicable Leased Premises at any time upon prior written notice to Tenant in the following events:

(i)	If Landlord is selling or has sold the Building in which the Leased Premises are located or if Landlord ceases to operate a retail facility in the Building in which the Leased Premises are located in substantially the same manner as existing on the date of this Lease, then Landlord shall terminate this Lease with respect to the applicable Leased Premises by delivery of written notice to Tenant, with such termination to be effective ninety (90) days after the date of such notice; or

(ii)	If any third party under a Third Party Agreement objects to this Lease with respect to a Leased Premises, then Landlord shall, in Landlord’s sole discretion, either (a) terminate this Lease with respect to the applicable Leased Premises by delivery of written notice to Tenant, with such termination to be effective thirty (30) days after the date of such notice or (b) procure the third party’s agreement to permit Tenant to continue to occupy the applicable Leased Premises as provided for under the terms of this Lease.

On or before the effective date of a termination of this Lease with respect to the applicable Leased Premises (“Termination Date”) as described in either subparagraphs (i) or (ii) above, Tenant shall surrender and vacate the Leased Premises in accordance with Section 13. Tenant covenants and agrees to pay Landlord all sums accruing and/or required to be paid by Tenant pursuant to the provisions of this Lease with respect to such Leased Premises through the Termination Date, as and when any of such sums become due and payable. Tenant’s obligations under this Section shall survive the Expiration Date or earlier termination of this Lease.

29.	Quiet Enjoyment. Provided that Tenant pays the Rent and fully and faithfully observes and performs all of the terms, covenants and conditions set forth in this Lease on Tenant’s part to be observed and performed, Landlord shall not do anything during the Term as to unlawfully interfere with Tenant’s peaceful and quiet enjoyment of the Leased Premises, subject, nevertheless, to the terms and conditions of this Lease and the RSA. Tenant shall not interfere with the quiet enjoyment of the other tenants of the Building.

30.	Encroachments.

Notwithstanding any provision in this Lease to the contrary, in the event Tenant operates, occupies or uses any portion of a Building other than the Leased Premises contained in such Building (and other than the non-exclusive use of the Common Areas as provided in Section 1 hereof), Tenant shall have ten (10) days to cure after notice thereof. If Tenant fails to cure such an encroachment within the ten (10) day period, Tenant shall pay an amount equal to the per square foot Rent for the applicable Leased Premises set forth on Annex A under the column “Rent PSF” for the particular location where the encroachment occurred, multiplied by the amount of space that is encroached upon, and such increase in Rent shall be retroactive to the date that such operation, occupation or use commenced If such an encroachment occurs more than twice within any twelve (12) month period, Landlord may terminate this Lease with respect to its Leased Premises immediately upon Landlord’s written notice to Tenant.

31.	Choice of Law, Litigation, Court Costs and Attorney’s Fees.

In the event that at any time either Landlord or Tenant institutes any action or proceeding against the other relating to the provisions of this Lease or any default hereunder, the prevailing party in such action or proceeding will be entitled to recover from the other party reasonable attorneys’ fees and costs. This Lease with respect to each Leased Premises shall be construed in accordance with and governed by the laws of the state in which such Leased Premises are located. Landlord and Tenant waive all rights to (i) trial by jury in any litigation arising under this Lease and (ii) resort to arbitration in the event of any dispute under this Lease.

32.	Counterparts

This Lease may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

33.	Acknowledgement of Representation by Legal Counsel.

Each party hereto warrants and represents that it has reviewed and negotiated the terms and conditions of this Lease with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily enters into this Lease having had the opportunity to consult with legal counsel.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

LANDLORD:

SEARS, ROEBUCK AND CO., a New York corporation

By:
Name:
Title:

TENANT:

LANDS’ END, INC., a Delaware corporation

By:
Name:
Title:

ANNEX A

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1079	1079 PORTLAND WASHINGTON SQ	4.00	[*****]	18,907	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1163	1163 BURLINGTON	4.00	[*****]	20,936	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1390	1390 ANN ARBOR	6.00	[*****]	17,489	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1600	1600 INDIANAPOLIS CASTLETON SQ	6.00	[*****]	20,227	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1664	1664 PARAMUS	4.00	[*****]	17,910	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1864	1864 COCKEYSVILLE	4.00	[*****]	18,467	[*****]	[*****]	downsize	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]
1051	1051 STRONGSVILLE	4.00	[*****]	5,833	[*****]	[*****]	min rent	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]
1119	1119 PORTLAND	4.00	[*****]	6,442	[*****]	[*****]	min rent	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]
1146	1146 CORDOVA/MEMPHIS/GERMANTWN	4.00	[*****]	4,754	[*****]	[*****]	min rent	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]
1156	1156 ROSEVILLE	5.00	[*****]	7,565	[*****]	[*****]	min rent	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]
1159	1159 FAIRFIELD	4.00	[*****]	4,848	[*****]	[*****]	min rent	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]
1179	1179 CANOGA PK/TOPANGA PLZ	2.92	[*****]	4,401	[*****]	[*****]	min rent	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]
1192	1192 MUSKEGON	6.00	[*****]	4,261	[*****]	[*****]	min rent	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]
1224	1224 HARRISBURG	5.00	[*****]	7,435	[*****]	[*****]	min rent	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]
1225	1225 ORLANDO COLONIAL	4.00	[*****]	4,531	[*****]	[*****]	min rent	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]
1263	1263 WATERBURY	5.00	[*****]	7,176	[*****]	[*****]	min rent	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]
1290	1290 NILES	5.00	[*****]	7,305	[*****]	[*****]	min rent	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]
1297	1297 HURST	4.00	[*****]	4,489	[*****]	[*****]	min rent	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]
1438	1438 EL CAJON	5.00	[*****]	6,511	[*****]	[*****]	min rent	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]
1455	1455 WILMINGTON	5.00	[*****]	5,047	[*****]	[*****]	min rent	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]
1460	1460 LIVONIA	6.00	[*****]	5,116	[*****]	[*****]	min rent	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]
1570	1570 SCHAUMBURG	6.00	[*****]	6,552	[*****]	[*****]	min rent	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]
1610	1610 CINCINNATI NORTHGATE	5.00	[*****]	5,933	[*****]	[*****]	min rent	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]
1625	1625 SARASOTA	5.00	[*****]	7,975	[*****]	[*****]	min rent	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]
1638	1638 BREA	4.00	[*****]	5,000	[*****]	[*****]	min rent	5,000	[*****]	[*****]	[*****]	5,000	[*****]	[*****]	[*****]
1660	1660 AURORA	4.00	[*****]	8,771	[*****]	[*****]	min rent	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]
1685	1685 DULUTH	5.00	[*****]	6,545	[*****]	[*****]	min rent	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]
1720	1720 STERLING HTS	5.00	[*****]	8,167	[*****]	[*****]	min rent	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]
1888	1888 WEST JORDAN	4.00	[*****]	4,333	[*****]	[*****]	min rent	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]
1121	1121 INDEPENDENCE	1.00	[*****]	4,720	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1079	1079 PORTLAND WASHINGTON SQ	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2018	Owned
1163	1163 BURLINGTON	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2018	Owned
1390	1390 ANN ARBOR	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2020	Owned
1600	1600 INDIANAPOLIS CASTLETON SQ	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2020	Owned
1664	1664 PARAMUS	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2018	Owned
1864	1864 COCKEYSVILLE	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	15,000	[*****]	[*****]	[*****]	1/31/2018	Owned
1051	1051 STRONGSVILLE	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]	5,833	[*****]	[*****]	[*****]	1/31/2018	Owned
1119	1119 PORTLAND	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]	6,442	[*****]	[*****]	[*****]	1/31/2018	Owned
1146	1146 CORDOVA/MEMPHIS/GERMANTWN	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]	4,754	[*****]	[*****]	[*****]	1/31/2018	Owned
1156	1156 ROSEVILLE	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]	7,565	[*****]	[*****]	[*****]	1/31/2019	Owned
1159	1159 FAIRFIELD	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]	4,848	[*****]	[*****]	[*****]	1/31/2018	Owned
1179	1179 CANOGA PK/TOPANGA PLZ	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]	4,401	[*****]	[*****]	[*****]	12/31/2016	Owned
1192	1192 MUSKEGON	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]	4,261	[*****]	[*****]	[*****]	1/31/2020	Owned
1224	1224 HARRISBURG	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	7,435	[*****]	[*****]	[*****]	1/31/2019	Owned
1225	1225 ORLANDO COLONIAL	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]	4,531	[*****]	[*****]	[*****]	1/31/2018	Owned
1263	1263 WATERBURY	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]	7,176	[*****]	[*****]	[*****]	1/31/2019	Owned
1290	1290 NILES	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]	7,305	[*****]	[*****]	[*****]	1/31/2019	Owned
1297	1297 HURST	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]	4,489	[*****]	[*****]	[*****]	1/31/2018	Owned
1438	1438 EL CAJON	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]	6,511	[*****]	[*****]	[*****]	1/31/2019	Owned
1455	1455 WILMINGTON	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]	5,047	[*****]	[*****]	[*****]	1/31/2019	Owned
1460	1460 LIVONIA	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]	5,116	[*****]	[*****]	[*****]	1/31/2020	Owned
1570	1570 SCHAUMBURG	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]	6,552	[*****]	[*****]	[*****]	1/31/2020	Owned
1610	1610 CINCINNATI NORTHGATE	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]	5,933	[*****]	[*****]	[*****]	1/31/2019	Owned
1625	1625 SARASOTA	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]	7,975	[*****]	[*****]	[*****]	1/31/2019	Owned
1638	1638 BREA	5,000	[*****]	[*****]	[*****]	5,000	[*****]	[*****]	[*****]	5,000	[*****]	[*****]	[*****]	1/31/2018	Owned
1660	1660 AURORA	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	1/31/2018	Owned
1685	1685 DULUTH	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]	6,545	[*****]	[*****]	[*****]	1/31/2019	Owned
1720	1720 STERLING HTS	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]	8,167	[*****]	[*****]	[*****]	1/31/2019	Owned
1888	1888 WEST JORDAN	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]	4,333	[*****]	[*****]	[*****]	1/31/2018	Owned
1121	1121 INDEPENDENCE	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	Owned

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1305	1305 SAVANNAH	1.00	[*****]	4,801	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
2934	2934 TAUNTON	1.00	[*****]	4,806	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
2219	2219 LACEY/OLYMPIA	1.00	[*****]	1,136	[*****]	[*****]		0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]
1003	1003 SALEM	5.00	[*****]	8,653	[*****]	[*****]		8,653	[*****]	[*****]	[*****]	8,653	[*****]	[*****]	[*****]
1011	1011 GRANDVILLE	6.00	[*****]	4,621	[*****]	[*****]		4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]
1012	1012 DES MOINES	6.00	[*****]	4,841	[*****]	[*****]		4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]
1019	1019 PLEASANTON	5.00	[*****]	8,166	[*****]	[*****]		8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]
1022	1022 OMAHA	6.00	[*****]	4,760	[*****]	[*****]		4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]
1023	1023 DULLES/LOUDOUN CNTY	5.00	[*****]	9,535	[*****]	[*****]		9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]
1029	1029 SPOKANE	5.00	[*****]	6,049	[*****]	[*****]		6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]
1033	1033 N ATTLEBORO	4.00	[*****]	10,327	[*****]	[*****]		10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]
1034	1034 PITTSBURGH/ROSS PARK	5.00	[*****]	16,979	[*****]	[*****]		16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]
1043	1043 MERIDEN	5.00	[*****]	6,910	[*****]	[*****]		6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]
1053	1053 SAUGUS	6.00	[*****]	5,565	[*****]	[*****]		5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]
1059	1059 SEATTLE/SHORELINE	5.00	[*****]	6,575	[*****]	[*****]		6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]
1062	1062 BROOKFIELD	5.00	[*****]	9,484	[*****]	[*****]		9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]
1063	1063 WEST HARTFORD	4.00	[*****]	7,481	[*****]	[*****]		7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]
1067	1067 HOUSTON/MEMORIAL	4.00	[*****]	4,941	[*****]	[*****]		4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]
1069	1069 REDMOND OVERLAKE PARK	4.00	[*****]	11,458	[*****]	[*****]		11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]
1074	1074 WALDORF/ST CHARLES	6.00	[*****]	8,771	[*****]	[*****]		8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]
1083	1083 WARWICK	5.00	[*****]	8,188	[*****]	[*****]		8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]
1089	1089 ANCHORAGE(SUR)	6.00	[*****]	7,398	[*****]	[*****]		7,398	[*****]	[*****]	[*****]	7,398	[*****]	[*****]	[*****]
1101	1101 OVERLAND PARK	6.00	[*****]	8,234	[*****]	[*****]		8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]
1103	1103 ALBANY	5.00	[*****]	7,513	[*****]	[*****]		7,513	[*****]	[*****]	[*****]	7,513	[*****]	[*****]	[*****]
1104	1104 MARLBOROUGH	5.00	[*****]	9,950	[*****]	[*****]		9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]
1109	1109 LYNNWOOD	5.00	[*****]	7,044	[*****]	[*****]		7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]
1110	1110 PORTAGE	6.00	[*****]	5,178	[*****]	[*****]		5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]
1112	1112 MINNETONKA	6.00	[*****]	5,712	[*****]	[*****]		5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]
1120	1120 COLUMBUS	6.00	[*****]	8,374	[*****]	[*****]		8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]
1122	1122 MAPLEWOOD	6.00	[*****]	6,421	[*****]	[*****]		6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]
1131	1131 LITTLETON DENVER	5.00	[*****]	6,372	[*****]	[*****]		6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]
1132	1132 BURNSVILLE	6.00	[*****]	5,659	[*****]	[*****]		5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1305	1305 SAVANNAH	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	Owned
2934	2934 TAUNTON	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	Owned
2219	2219 LACEY/OLYMPIA	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	0	[*****]	[*****]	[*****]	2/1/2015	Owned
1003	1003 SALEM	8,653	[*****]	[*****]	[*****]	8,653	[*****]	[*****]	[*****]	8,653	[*****]	[*****]	[*****]	1/31/2019	Owned
1011	1011 GRANDVILLE	4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]	4,621	[*****]	[*****]	[*****]	1/31/2020	Owned
1012	1012 DES MOINES	4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]	4,841	[*****]	[*****]	[*****]	1/31/2020	Owned
1019	1019 PLEASANTON	8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]	8,166	[*****]	[*****]	[*****]	1/31/2019	Owned
1022	1022 OMAHA	4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]	4,760	[*****]	[*****]	[*****]	1/31/2020	Owned
1023	1023 DULLES/LOUDOUN CNTY	9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]	9,535	[*****]	[*****]	[*****]	1/31/2019	Owned
1029	1029 SPOKANE	6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]	6,049	[*****]	[*****]	[*****]	1/31/2019	Owned
1033	1033 N ATTLEBORO	10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]	10,327	[*****]	[*****]	[*****]	1/31/2018	Owned
1034	1034 PITTSBURGH/ROSS PARK	16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]	16,979	[*****]	[*****]	[*****]	1/31/2019	Owned
1043	1043 MERIDEN	6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]	6,910	[*****]	[*****]	[*****]	1/31/2019	Owned
1053	1053 SAUGUS	5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]	5,565	[*****]	[*****]	[*****]	1/31/2020	Owned
1059	1059 SEATTLE/SHORELINE	6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]	6,575	[*****]	[*****]	[*****]	1/31/2019	Owned
1062	1062 BROOKFIELD	9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]	9,484	[*****]	[*****]	[*****]	1/31/2019	Owned
1063	1063 WEST HARTFORD	7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]	7,481	[*****]	[*****]	[*****]	1/31/2018	Owned
1067	1067 HOUSTON/MEMORIAL	4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]	4,941	[*****]	[*****]	[*****]	1/31/2018	Owned
1069	1069 REDMOND OVERLAKE PARK	11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]	11,458	[*****]	[*****]	[*****]	1/31/2018	Owned
1074	1074 WALDORF/ST CHARLES	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	8,771	[*****]	[*****]	[*****]	1/31/2020	Owned
1083	1083 WARWICK	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	1/31/2019	Owned
1089	1089 ANCHORAGE(SUR)	7,398	[*****]	[*****]	[*****]	7,398	[*****]	[*****]	[*****]	7,398	[*****]	[*****]	[*****]	1/31/2020	Owned
1101	1101 OVERLAND PARK	8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]	8,234	[*****]	[*****]	[*****]	1/31/2020	Owned
1103	1103 ALBANY	7,513	[*****]	[*****]	[*****]	7,513	[*****]	[*****]	[*****]	7,513	[*****]	[*****]	[*****]	1/31/2019	Owned
1104	1104 MARLBOROUGH	9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]	9,950	[*****]	[*****]	[*****]	1/31/2019	Owned
1109	1109 LYNNWOOD	7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]	7,044	[*****]	[*****]	[*****]	1/31/2019	Owned
1110	1110 PORTAGE	5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]	5,178	[*****]	[*****]	[*****]	1/31/2020	Owned
1112	1112 MINNETONKA	5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]	5,712	[*****]	[*****]	[*****]	1/31/2020	Owned
1120	1120 COLUMBUS	8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]	8,374	[*****]	[*****]	[*****]	1/31/2020	Owned
1122	1122 MAPLEWOOD	6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]	6,421	[*****]	[*****]	[*****]	1/31/2020	Owned
1131	1131 LITTLETON DENVER	6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]	6,372	[*****]	[*****]	[*****]	1/31/2019	Owned
1132	1132 BURNSVILLE	5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]	5,659	[*****]	[*****]	[*****]	1/31/2020	Owned

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1136	1136 BIRMINGHAM/RIVERCHASE	6.00	[*****]	4,215	[*****]	[*****]		4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]
1140	1140 GRAND RAPIDS	5.00	[*****]	7,821	[*****]	[*****]		7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]
1142	1142 EDEN PRAIRIE	6.00	[*****]	6,837	[*****]	[*****]		6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]
1148	1148 VENTURA	6.00	[*****]	6,691	[*****]	[*****]		6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]
1155	1155 KENNESAW	5.00	[*****]	8,086	[*****]	[*****]		8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]
1171	1171 SPRINGFIELD	6.00	[*****]	4,748	[*****]	[*****]		4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]
1178	1178 SANTA MONICA	4.00	[*****]	5,818	[*****]	[*****]		5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]
1182	1182 ST PETERS	5.00	[*****]	8,004	[*****]	[*****]		8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]
1185	1185 ASHEVILLE	6.00	[*****]	8,263	[*****]	[*****]		8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]
1186	1186 MEMPHIS/POPLAR	5.00	[*****]	4,899	[*****]	[*****]		4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]
1193	1193 WATERFORD	6.00	[*****]	7,484	[*****]	[*****]		7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]
1204	1204 FREEHOLD	5.00	[*****]	7,987	[*****]	[*****]		7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]
1209	1209 LONG BEACH	2.92	[*****]	7,459	[*****]	[*****]		7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]
1210	1210 COLUMBUS/POLARIS	6.00	[*****]	6,611	[*****]	[*****]		6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]
1220	1220 TOLEDO	5.00	[*****]	8,772	[*****]	[*****]		8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]
1221	1221 COLORADO SPRINGS	5.00	[*****]	5,076	[*****]	[*****]		5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]
1264	1264 HICKSVILLE	4.00	[*****]	8,369	[*****]	[*****]		8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]
1265	1265 VIRGINIA BEACH	6.00	[*****]	8,290	[*****]	[*****]		8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]
1271	1271 LITTLETON/DENVER SW	6.00	[*****]	5,885	[*****]	[*****]		5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]
1275	1275 ATLANTA/NORTHLAKE	5.00	[*****]	7,993	[*****]	[*****]		7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]
1284	1284 ALEXANDRIA	6.00	[*****]	9,608	[*****]	[*****]		9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]
1294	1294 WATCHUNG	5.00	[*****]	9,042	[*****]	[*****]		9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]
1300	1300 OAK BROOK	4.00	[*****]	13,485	[*****]	[*****]		13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]
1303	1303 DANBURY	4.00	[*****]	8,357	[*****]	[*****]		8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]
1313	1313 NASHUA	4.00	[*****]	7,573	[*****]	[*****]		7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]
1314	1314 NEW BRUNSWICK	6.00	[*****]	7,107	[*****]	[*****]		7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]
1333	1333 POUGHKEEPSIE	5.00	[*****]	5,523	[*****]	[*****]		5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]
1337	1337 PLANO	6.00	[*****]	4,196	[*****]	[*****]		4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]
1350	1350 MENTOR	5.00	[*****]	10,420	[*****]	[*****]		10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]
1353	1353 DE WITT/SYRACUSE	6.00	[*****]	8,801	[*****]	[*****]		8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]
1354	1354 WILLOW GROVE	4.00	[*****]	9,100	[*****]	[*****]		9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]
1364	1364 LAKE GROVE	4.00	[*****]	7,133	[*****]	[*****]		7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1136	1136 BIRMINGHAM/RIVERCHASE	4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]	4,215	[*****]	[*****]	[*****]	1/31/2020	Owned
1140	1140 GRAND RAPIDS	7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]	7,821	[*****]	[*****]	[*****]	1/31/2019	Owned
1142	1142 EDEN PRAIRIE	6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]	6,837	[*****]	[*****]	[*****]	1/31/2020	Owned
1148	1148 VENTURA	6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]	6,691	[*****]	[*****]	[*****]	1/31/2020	Owned
1155	1155 KENNESAW	8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]	8,086	[*****]	[*****]	[*****]	1/31/2019	Owned
1171	1171 SPRINGFIELD	4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]	4,748	[*****]	[*****]	[*****]	1/31/2020	Owned
1178	1178 SANTA MONICA	5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]	5,818	[*****]	[*****]	[*****]	1/31/2018	Owned
1182	1182 ST PETERS	8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]	8,004	[*****]	[*****]	[*****]	1/31/2019	Owned
1185	1185 ASHEVILLE	8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]	8,263	[*****]	[*****]	[*****]	1/31/2020	Owned
1186	1186 MEMPHIS/POPLAR	4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]	4,899	[*****]	[*****]	[*****]	1/31/2019	Owned
1193	1193 WATERFORD	7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]	7,484	[*****]	[*****]	[*****]	1/31/2020	Owned
1204	1204 FREEHOLD	7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]	7,987	[*****]	[*****]	[*****]	1/31/2019	Owned
1209	1209 LONG BEACH	7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]	7,459	[*****]	[*****]	[*****]	12/31/2016	Owned
1210	1210 COLUMBUS/POLARIS	6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]	6,611	[*****]	[*****]	[*****]	1/31/2020	Owned
1220	1220 TOLEDO	8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]	8,772	[*****]	[*****]	[*****]	1/31/2019	Owned
1221	1221 COLORADO SPRINGS	5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]	5,076	[*****]	[*****]	[*****]	1/31/2019	Owned
1264	1264 HICKSVILLE	8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]	8,369	[*****]	[*****]	[*****]	1/31/2018	Owned
1265	1265 VIRGINIA BEACH	8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]	8,290	[*****]	[*****]	[*****]	1/31/2020	Owned
1271	1271 LITTLETON/DENVER SW	5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]	5,885	[*****]	[*****]	[*****]	1/31/2020	Owned
1275	1275 ATLANTA/NORTHLAKE	7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]	7,993	[*****]	[*****]	[*****]	1/31/2019	Owned
1284	1284 ALEXANDRIA	9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]	9,608	[*****]	[*****]	[*****]	1/31/2020	Owned
1294	1294 WATCHUNG	9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]	9,042	[*****]	[*****]	[*****]	1/31/2019	Owned
1300	1300 OAK BROOK	13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]	13,485	[*****]	[*****]	[*****]	1/31/2018	Owned
1303	1303 DANBURY	8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]	8,357	[*****]	[*****]	[*****]	1/31/2018	Owned
1313	1313 NASHUA	7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]	7,573	[*****]	[*****]	[*****]	1/31/2018	Owned
1314	1314 NEW BRUNSWICK	7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]	7,107	[*****]	[*****]	[*****]	1/31/2020	Owned
1333	1333 POUGHKEEPSIE	5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]	5,523	[*****]	[*****]	[*****]	1/31/2019	Owned
1337	1337 PLANO	4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]	4,196	[*****]	[*****]	[*****]	1/31/2020	Owned
1350	1350 MENTOR	10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]	10,420	[*****]	[*****]	[*****]	1/31/2019	Owned
1353	1353 DE WITT/SYRACUSE	8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]	8,801	[*****]	[*****]	[*****]	1/31/2020	Owned
1354	1354 WILLOW GROVE	9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]	9,100	[*****]	[*****]	[*****]	1/31/2018	Owned
1364	1364 LAKE GROVE	7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]	7,133	[*****]	[*****]	[*****]	1/31/2018	Owned

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1375	1375 WINSTON SALEM	6.00	[*****]	10,406	[*****]	[*****]		10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]
1385	1385 ATLANTA	6.00	[*****]	7,587	[*****]	[*****]		7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]
1388	1388 COSTA MESA	5.00	[*****]	8,042	[*****]	[*****]		8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]
1410	1410 CANTON	6.00	[*****]	8,979	[*****]	[*****]		8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]
1414	1414 NANUET	6.00	[*****]	7,562	[*****]	[*****]		7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]
1415	1415 CLEARWATER/COUNTRYSIDE	6.00	[*****]	6,012	[*****]	[*****]		6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]
1424	1424 BETHESDA	4.00	[*****]	11,680	[*****]	[*****]		11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]
1430	1430 MIDDLEBURG HTS/CLEVELAND	5.00	[*****]	7,381	[*****]	[*****]		7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]
1434	1434 WAYNE	4.00	[*****]	9,652	[*****]	[*****]		9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]
1443	1443 MANCHESTER	4.00	[*****]	6,482	[*****]	[*****]		6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]
1445	1445 RICHMOND	6.00	[*****]	5,390	[*****]	[*****]		5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]
1447	1447 FT WORTH	5.00	[*****]	4,387	[*****]	[*****]		4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]
1450	1450 ROSEVILLE	5.00	[*****]	10,019	[*****]	[*****]		10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]
1454	1454 BENSALEM/CORNWELLS HTS	6.00	[*****]	7,123	[*****]	[*****]		7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]
1464	1464 DEPTFORD	5.00	[*****]	7,995	[*****]	[*****]		7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]
1468	1468 CUPERTINO	4.00	[*****]	6,483	[*****]	[*****]		6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]
1475	1475 DURHAM	6.00	[*****]	7,596	[*****]	[*****]		7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]
1478	1478 SAN BRUNO	5.00	[*****]	8,698	[*****]	[*****]		8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]
1490	1490 TROY	5.00	[*****]	9,074	[*****]	[*****]		9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]
1504	1504 WILLIAMSVILLE/BUFFALO	4.00	[*****]	6,946	[*****]	[*****]		6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]
1520	1520 AKRON CHAPEL HILL	6.00	[*****]	7,495	[*****]	[*****]		7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]
1538	1538 CITRUS HTS SUNRISE	6.00	[*****]	8,827	[*****]	[*****]		8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]
1560	1560 DAYTON DAYTON MALL	6.00	[*****]	8,969	[*****]	[*****]		8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]
1574	1574 MIDDLETOWN	6.00	[*****]	8,471	[*****]	[*****]		8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]
1584	1584 VICTOR	6.00	[*****]	7,688	[*****]	[*****]		7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]
1595	1595 GREENVILLE	5.00	[*****]	5,742	[*****]	[*****]		5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]
1605	1605 RALEIGH	5.00	[*****]	7,204	[*****]	[*****]		7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]
1614	1614 LIVINGSTON	5.00	[*****]	8,270	[*****]	[*****]		8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]
1620	1620 VERNON HILLS	5.00	[*****]	7,853	[*****]	[*****]		7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]
1623	1623 CLAY (SYRACUSE)	6.00	[*****]	8,542	[*****]	[*****]		8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]
1624	1624 STATEN ISLAND	4.00	[*****]	8,821	[*****]	[*****]		8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1375	1375 WINSTON SALEM	10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]	10,406	[*****]	[*****]	[*****]	1/31/2020	Owned
1385	1385 ATLANTA	7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]	7,587	[*****]	[*****]	[*****]	1/31/2020	Owned
1388	1388 COSTA MESA	8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]	8,042	[*****]	[*****]	[*****]	1/31/2019	Owned
1410	1410 CANTON	8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]	8,979	[*****]	[*****]	[*****]	1/31/2020	Owned
1414	1414 NANUET	7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]	7,562	[*****]	[*****]	[*****]	1/31/2020	Owned
1415	1415 CLEARWATER/COUNTRYSIDE	6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]	6,012	[*****]	[*****]	[*****]	1/31/2020	Owned
1424	1424 BETHESDA	11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]	11,680	[*****]	[*****]	[*****]	1/31/2018	Owned
1430	1430 MIDDLEBURG HTS/CLEVELAND	7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]	7,381	[*****]	[*****]	[*****]	1/31/2019	Owned
1434	1434 WAYNE	9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]	9,652	[*****]	[*****]	[*****]	1/31/2018	Owned
1443	1443 MANCHESTER	6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]	6,482	[*****]	[*****]	[*****]	1/31/2018	Owned
1445	1445 RICHMOND	5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]	5,390	[*****]	[*****]	[*****]	1/31/2020	Owned
1447	1447 FT WORTH	4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]	4,387	[*****]	[*****]	[*****]	1/31/2019	Owned
1450	1450 ROSEVILLE	10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]	10,019	[*****]	[*****]	[*****]	1/31/2019	Owned
1454	1454 BENSALEM/CORNWELLS HTS	7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]	7,123	[*****]	[*****]	[*****]	1/31/2020	Owned
1464	1464 DEPTFORD	7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]	7,995	[*****]	[*****]	[*****]	1/31/2019	Owned
1468	1468 CUPERTINO	6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]	6,483	[*****]	[*****]	[*****]	1/31/2018	Owned
1475	1475 DURHAM	7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]	7,596	[*****]	[*****]	[*****]	1/31/2020	Owned
1478	1478 SAN BRUNO	8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]	8,698	[*****]	[*****]	[*****]	1/31/2019	Owned
1490	1490 TROY	9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]	9,074	[*****]	[*****]	[*****]	1/31/2019	Owned
1504	1504 WILLIAMSVILLE/BUFFALO	6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]	6,946	[*****]	[*****]	[*****]	1/31/2018	Owned
1520	1520 AKRON CHAPEL HILL	7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]	7,495	[*****]	[*****]	[*****]	1/31/2020	Owned
1538	1538 CITRUS HTS SUNRISE	8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]	8,827	[*****]	[*****]	[*****]	1/31/2020	Owned
1560	1560 DAYTON DAYTON MALL	8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]	8,969	[*****]	[*****]	[*****]	1/31/2020	Owned
1574	1574 MIDDLETOWN	8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]	8,471	[*****]	[*****]	[*****]	1/31/2020	Owned
1584	1584 VICTOR	7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]	7,688	[*****]	[*****]	[*****]	1/31/2020	Owned
1595	1595 GREENVILLE	5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]	5,742	[*****]	[*****]	[*****]	1/31/2019	Owned
1605	1605 RALEIGH	7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]	7,204	[*****]	[*****]	[*****]	1/31/2019	Owned
1614	1614 LIVINGSTON	8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]	8,270	[*****]	[*****]	[*****]	1/31/2019	Owned
1620	1620 VERNON HILLS	7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]	7,853	[*****]	[*****]	[*****]	1/31/2019	Owned
1623	1623 CLAY (SYRACUSE)	8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]	8,542	[*****]	[*****]	[*****]	1/31/2020	Owned
1624	1624 STATEN ISLAND	8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]	8,821	[*****]	[*****]	[*****]	1/31/2018	Owned

Store Num	Store Name	Lease Term	Lease Factor	FY2014 Begin Sq Ft	Yr 1 Rent PSF	Yr 1 Rent	Downsize/ Closure?	FY2015 Begin Sq Ft	Lease Factor	Yr 2 Rent PSF	Yr 2 Rent	FY2016 Begin Sq Ft	Lease Factor	Yr 3 Rent PSF	Yr 3 Rent
1645	1645 BOCA RATON	5.00	[*****]	6,696	[*****]	[*****]		6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]
1648	1648 SAN DIEGO NORTH	4.00	[*****]	9,818	[*****]	[*****]		9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]
1658	1658 SANTA ROSA	6.00	[*****]	3,871	[*****]	[*****]		3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]
1690	1690 CHESTERFIELD	6.00	[*****]	8,489	[*****]	[*****]		8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]
1710	1710 NO OLMSTED	6.00	[*****]	8,789	[*****]	[*****]		8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]
1730	1730 FLORENCE	5.00	[*****]	6,338	[*****]	[*****]		6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]
1734	1734 LAWRENCEVILLE	6.00	[*****]	10,295	[*****]	[*****]		10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]
1744	1744 OCEAN	5.00	[*****]	8,224	[*****]	[*****]		8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]
1750	1750 ORLAND PARK	6.00	[*****]	7,154	[*****]	[*****]		7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]
1754	1754 GAITHERSBURG	6.00	[*****]	8,839	[*****]	[*****]		8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]
1760	1760 NOVI	4.00	[*****]	8,769	[*****]	[*****]		8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]
1764	1764 ROCKAWAY	4.00	[*****]	8,188	[*****]	[*****]		8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]
1794	1794 EAST NORTHPORT	4.00	[*****]	8,350	[*****]	[*****]		8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]
1800	1800 MISHAWAKA	6.00	[*****]	5,927	[*****]	[*****]		5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]
1804	1804 BARBOURSVILLE	5.00	[*****]	8,441	[*****]	[*****]		8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]
1805	1805 RALEIGH	5.00	[*****]	7,318	[*****]	[*****]		7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]
1810	1810 CINCINNATI	6.00	[*****]	8,305	[*****]	[*****]		8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]
1814	1814 FAIRFAX	4.00	[*****]	11,668	[*****]	[*****]		11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]
1830	1830 FT WAYNE	6.00	[*****]	6,455	[*****]	[*****]		6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]
1844	1844 COLUMBIA	4.00	[*****]	7,098	[*****]	[*****]		7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]
1853	1853 WILMINGTON	4.00	[*****]	8,415	[*****]	[*****]		8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]
1854	1854 PARKVILLE	6.00	[*****]	7,928	[*****]	[*****]		7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]
1944	1944 YORKTOWN HEIGHTS	4.00	[*****]	6,334	[*****]	[*****]		6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]
2092	2092 APPLETON	6.00	[*****]	5,792	[*****]	[*****]		5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]
2183	2183 SO PORTLAND	5.00	[*****]	5,564	[*****]	[*****]		5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]
2212	2212 CEDAR RAPIDS	6.00	[*****]	4,876	[*****]	[*****]		4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]
2239	2239 VANCOUVER	5.00	[*****]	4,750	[*****]	[*****]		4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]
2250	2250 CRYSTAL LAKE	6.00	[*****]	7,155	[*****]	[*****]		7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]
2271	2271 FT COLLINS	0.49	[*****]	5,904	[*****]	[*****]		5,904	[*****]	[*****]	[*****]	5,904	[*****]	[*****]	[*****]
2308	2308 SANTA CRUZ	5.00	[*****]	5,709	[*****]	[*****]		5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]
2309	2309 SILVERDALE	5.00	[*****]	4,226	[*****]	[*****]		4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]
2382	2382 MADISON WEST	6.00	[*****]	8,062	[*****]	[*****]		8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]
2443	2443 MANCHESTER	5.00	[*****]	8,961	[*****]	[*****]		8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]
2514	2514 WARRENTON	4.00	[*****]	7,130	[*****]	[*****]		7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]
2663	2663 NEWINGTON/PORTSMOUTH	5.00	[*****]	6,938	[*****]	[*****]		6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]

Store Num	Store Name	FY2017 Begin Sq Ft	Lease Factor	Yr 4 Rent PSF	Yr 4 Rent	FY2018 Begin Sq Ft	Lease Factor	Yr 5 Rent PSF	Yr 5 Rent	FY2019 Begin Sq Ft	Lease Factor	Yr 6 Rent PSF	Yr 6 Rent	Expiration Date	Owned / Leased
1645	1645 BOCA RATON	6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]	6,696	[*****]	[*****]	[*****]	1/31/2019	Owned
1648	1648 SAN DIEGO NORTH	9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]	9,818	[*****]	[*****]	[*****]	1/31/2018	Owned
1658	1658 SANTA ROSA	3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]	3,871	[*****]	[*****]	[*****]	1/31/2020	Owned
1690	1690 CHESTERFIELD	8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]	8,489	[*****]	[*****]	[*****]	1/31/2020	Owned
1710	1710 NO OLMSTED	8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]	8,789	[*****]	[*****]	[*****]	1/31/2020	Owned
1730	1730 FLORENCE	6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]	6,338	[*****]	[*****]	[*****]	1/31/2019	Owned
1734	1734 LAWRENCEVILLE	10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]	10,295	[*****]	[*****]	[*****]	1/31/2020	Owned
1744	1744 OCEAN	8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]	8,224	[*****]	[*****]	[*****]	1/31/2019	Owned
1750	1750 ORLAND PARK	7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]	7,154	[*****]	[*****]	[*****]	1/31/2020	Owned
1754	1754 GAITHERSBURG	8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]	8,839	[*****]	[*****]	[*****]	1/31/2020	Owned
1760	1760 NOVI	8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]	8,769	[*****]	[*****]	[*****]	1/31/2018	Owned
1764	1764 ROCKAWAY	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	8,188	[*****]	[*****]	[*****]	1/31/2018	Owned
1794	1794 EAST NORTHPORT	8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]	8,350	[*****]	[*****]	[*****]	1/31/2018	Owned
1800	1800 MISHAWAKA	5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]	5,927	[*****]	[*****]	[*****]	1/31/2020	Owned
1804	1804 BARBOURSVILLE	8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]	8,441	[*****]	[*****]	[*****]	1/31/2019	Owned
1805	1805 RALEIGH	7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]	7,318	[*****]	[*****]	[*****]	1/31/2019	Owned
1810	1810 CINCINNATI	8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]	8,305	[*****]	[*****]	[*****]	1/31/2020	Owned
1814	1814 FAIRFAX	11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]	11,668	[*****]	[*****]	[*****]	1/31/2018	Owned
1830	1830 FT WAYNE	6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]	6,455	[*****]	[*****]	[*****]	1/31/2020	Owned
1844	1844 COLUMBIA	7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]	7,098	[*****]	[*****]	[*****]	1/31/2018	Owned
1853	1853 WILMINGTON	8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]	8,415	[*****]	[*****]	[*****]	1/31/2018	Owned
1854	1854 PARKVILLE	7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]	7,928	[*****]	[*****]	[*****]	1/31/2020	Owned
1944	1944 YORKTOWN HEIGHTS	6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]	6,334	[*****]	[*****]	[*****]	1/31/2018	Owned
2092	2092 APPLETON	5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]	5,792	[*****]	[*****]	[*****]	1/31/2020	Owned
2183	2183 SO PORTLAND	5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]	5,564	[*****]	[*****]	[*****]	1/31/2019	Owned
2212	2212 CEDAR RAPIDS	4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]	4,876	[*****]	[*****]	[*****]	1/31/2020	Owned
2239	2239 VANCOUVER	4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]	4,750	[*****]	[*****]	[*****]	1/31/2019	Owned
2250	2250 CRYSTAL LAKE	7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]	7,155	[*****]	[*****]	[*****]	1/31/2020	Owned
2271	2271 FT COLLINS	5,904	[*****]	[*****]	[*****]	5,904	[*****]	[*****]	[*****]	5,904	[*****]	[*****]	[*****]	#VALUE!	Owned
2308	2308 SANTA CRUZ	5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]	5,709	[*****]	[*****]	[*****]	1/31/2019	Owned
2309	2309 SILVERDALE	4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]	4,226	[*****]	[*****]	[*****]	1/31/2019	Owned
2382	2382 MADISON WEST	8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]	8,062	[*****]	[*****]	[*****]	1/31/2020	Owned
2443	2443 MANCHESTER	8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]	8,961	[*****]	[*****]	[*****]	1/31/2019	Owned
2514	2514 WARRENTON	7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]	7,130	[*****]	[*****]	[*****]	1/31/2018	Owned
2663	2663 NEWINGTON/PORTSMOUTH	6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]	6,938	[*****]	[*****]	[*****]	1/31/2019	Owned

ANNEX B

PERCENTAGE RENT

Commencing on February 1, 2016, with respect to the Leased Premises listed below (the “Contingent Rent Locations”), Tenant shall pay as Rent the greater of (i) the Rent set forth on Annex A or (ii) seven and one-half percent (7.5%) of Tenant’s Gross Sales for each applicable location as described on this Annex B. With respect to each Contingent Rent Location, Tenant shall pay to Landlord each month throughout the Term the Rent set forth on Annex A, subject to reconciliation as set forth below.

Contingent Rent Locations:

1179 CANOGA PK/TOPANGA PLZ

1051 STRONGSVILLE

1119 PORTLAND

1146 CORDOVA/MEMPHIS/GERMANTWN

1159 FAIRFIELD

1225 ORLANDO COLONIAL

1297 HURST

1638 BREA

1660 AURORA

1888 WEST JORDAN

1156 ROSEVILLE

1224 HARRISBURG

1263 WATERBURY

1290 NILES

1438 EL CAJON

1455 WILMINGTON

1610 CINCINNATI NORTHAGE

1625 SARASOTA

1685 DULUTH

1720 STERLING HTS

1192 MUSKEGON

1460 LIVONIA

1570 SCHAUMBURG

With respect to each Contingent Rent Location, the term “Gross Sales”, shall mean all cash, check, charge account or credit sales of Tenant’s merchandise (excluding sales of gift cards until time of redemption) made in or from the applicable Leased Premises, and sales or service by any sublessee, assignee, concessionaire or licensee in such Leased Premises, as determined in accordance with GAAP, as amended, after deductions for refunds and merchandise returned by customers. No deduction shall be allowed for uncollected or uncollectible credit accounts. Gross Sales shall not include (i) any sums collected and paid out for any sales or excise tax imposed by any duly constituted governmental authority, (ii) the exchange of merchandise between the stores of Tenant, if any, where such exchanges of goods or merchandise are made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made at, in, from or upon the applicable Leased Premises, and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made at, in, from or upon such Leased Premises, (iii) the amount of returns to shippers or manufacturers, (iv) the amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is thereafter returned by the customer and accepted by Tenant, (v) receipts from customers for carrying charges or other credit charges, or (vi) the sale of fixtures after their use in the conduct of business in such Leased Premises.

Within thirty (30) days after the close of each fiscal year, Tenant shall, for each Contingent Rent Location, deliver to Landlord a statement of Gross Sales for each such fiscal year showing the Gross Sales made during such fiscal year, certified by a duly qualified officer of Tenant as being true, complete and correct. For any Contingent Rent Location at which the calculation of 7.5% of Tenant’s Gross Sales (the “Percentage Rent Payment”) is greater than the amount of Rent which was paid for such location pursuant to Annex A, Tenant’s statement of Gross Sales shall also be accompanied by a payment of the difference between the Percentage Rent Payment and the Rent which was paid pursuant to Annex A.